UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8338

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York,			NY 10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.

SEMI-ANNUAL
REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.

Semi-Annual Report • August 31, 2006

What’s Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Statement of Cash Flows	8

Financial Highlights	9

Notes to Financial Statements	10

Board Approval of Management and Subadvisory Agreements	18

Additional Shareholder Information	21

Dividend Reinvestment Plan	22

“Salomon Brothers” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment manager. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After gross domestic product (“GDP”)i increased a modest 1.7% in the fourth quarter of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raiseinterest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the six months ended August 31, 2006, two-year Treasury yields increased from 4.69% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.55% to 4.74%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.82%.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.      I

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were notable company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the six-month period ended August 31, 2006, the Citigroup High Yield Market Indexv returned 3.56%.

Despite periods of weakness, emerging markets debt generated positive results over the six-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 1.73%. A strong global economy, solid domestic spending and high-energy prices supported many emerging market countries. In our opinion, this was enough to overcome the negatives associated with rising global interest rates.

Performance Review

For the six months ended August 31, 2006, the Salomon Brothers Emerging Markets Floating Rate Fund Inc. returned 1.94%, based on its net asset value (“NAV”)vii and1.20% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global Index, returned 1.73% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 1.11% over the same time period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.4080 per share. The performance table shows the Fund’s six-month total returnbased on its NAV and market price as of August 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2006 (unaudited)

Price Per Share	Six-Month Total Return

$15.12 (NAV)	1.94%
$13.60 (Market Price)	1.20%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II      Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment advisor for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new sub-advisory agreement for the Fund between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

In addition to these advisory changes, effective October 9, 2006, the Fund’s name is Western Asset Emerging Markets Floating Rate Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict

Salomon Brothers Emerging Markets Floating Rate Fund Inc.     III

the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEFLX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2006

IV     Salomon Brothers Emerging Markets Floating Rate Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.     V

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report     1

Schedule of Investments (August 31, 2006) (unaudited)

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

Face Amount	Security	Value

SOVEREIGN BONDS — 74.9%
Argentina — 5.0%
	Republic of Argentina:
$1,012,500	5.590% due 8/3/12 (a)	$942,417
2,669,987	Discount Notes, 8.280% due 12/31/33	2,631,273
	Total Argentina	3,573,690

Brazil — 15.0%
	Federative Republic of Brazil:
6,848,000	11.000% due 8/17/40	8,948,624
1,774,193	MYDFA, 5.938% due 9/15/07 (a)(b)(c)	1,774,193
	Total Brazil	10,722,817

Colombia — 4.2%
	Republic of Colombia:
2,000,000	8.946% due 3/17/13 (a)(b)	2,203,000
740,000	7.216% due 11/16/15 (a)	763,680
	Total Colombia	2,966,680

Ecuador — 1.4%
1,025,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	1,022,437

Mexico — 12.1%
	United Mexican States:
479,000	7.500% due 1/14/12	524,984
	Medium-Term Notes:
800,000	5.625% due 1/15/17	791,400
	Series A:
7,200,000	6.200% due 1/13/09 (a)(d)	7,272,000
60,000	7.500% due 4/8/33	69,675
	Total Mexico	8,658,059

Panama — 4.8%
3,200,000	Republic of Panama, 7.250% due 3/15/15	3,384,000

Peru — 4.2%
3,045,450	Republic of Peru, PDI, 5.000% due 3/7/17 (a)	3,011,189

Philippines — 1.8%
990,000	Republic of the Philippines, 10.625% due 3/16/25 (d)	1,299,969

See Notes to Financial Statements.

2    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Security	Value

Russia — 13.7%
	Russian Federation:
$2,933,354	8.250% due 3/31/10 (b)	$3,067,188
6,022,000	5.000% due 3/31/30 (b)	6,704,895
	Total Russia	9,772,083

Turkey — 3.6%
	Republic of Turkey:
1,125,000	11.500% due 1/23/12	1,365,469
800,000	11.875% due 1/15/30 (d)	1,196,000
	Total Turkey	2,561,469

Uruguay — 1.6%
1,100,000	Republic of Uruguay, Benchmark Bonds, 7.500% due 3/15/15	1,142,625

Venezuela — 7.5%
	Bolivarian Republic of Venezuela:
760,000	5.750% due 2/26/16	710,600
322,000	7.650% due 4/21/25	344,701
2,500,000	Collective Action Securities, 6.511% due 4/20/11 (a)(b)	2,508,750
1,785,500	DCB, Series DL, 6.438% due 12/18/07 (a)	1,785,500
	Total Venezuela	5,349,551

	TOTAL SOVEREIGN BONDS (Cost — $51,056,854)	53,464,569

CORPORATE BONDS & NOTES — 12.3%

Brazil — 0.8%
471,000	Vale Overseas Ltd., 8.250% due 1/17/34	544,711

Germany — 4.3%
2,590,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (b)	3,070,704

Mexico — 4.7%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
40,000	10.250% due 6/15/07	41,000
100,000	9.375% due 5/1/12	106,375
20,000	12.500% due 6/15/12	22,300
3,200,000	Pemex Project Funding Master Trust, Senior Notes, 5.871% due 12/3/12 (a)(b)	3,191,200
	Total Mexico	3,360,875

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    3

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Security	Value

Russia — 2.5%
$1,230,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	$1,273,050
490,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	509,451
	Total Russia	1,782,501

	TOTAL CORPORATE BONDS & NOTES (Cost — $8,688,124)	8,758,791

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $59,744,978)	62,223,360

SHORT-TERM INVESTMENT — 12.8%
Repurchase Agreement — 12.8%
9,156,000	Nomura Securities International Inc. tri-party repurchase agreement dated 8/31/06, 5.240% due 9/1/06; Proceeds at maturity — $9,157,333; (Fully collateralized by Fannie Mae Note, 4.450% due 4/11/08; Market value — $9,340,029) (Cost — $9,156,000) (c)	9,156,000

	TOTAL INVESTMENTS — 100.0% (Cost — $68,900,978#)	$71,379,360

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is segregated for swap contracts and reverse repurchase agreements.
(d)	All or a portion of this security held by the counterparty as collateral on open reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	DCB	– Debt Conversion Bond
	MYDFA	– Multi-Year Depository Facility Agreement
	PDI	– Past Due Interest

See Notes to Financial Statements.

4    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (August 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $59,744,978)	$62,223,360
Repurchase agreement, at value (Cost — $9,156,000)	9,156,000
Cash	100
Interest receivable	1,108,963
Paydown receivable	579,581
Interest receivable for open swap contracts	573,771
Unrealized appreciation on swap contracts	522,405
Deposits with brokers for swap contracts	182,284
Receivable for securities sold	110,951
Prepaid expenses	10,917
Total Assets	74,468,332
LIABILITIES:
Payable for open reverse repurchase agreements	7,948,050
Unrealized depreciation on swap contracts	581,957
Interest payable for open swap contracts	571,512
Interest payable	116,259
Investment management fee payable	57,982
Directors’ fees payable	1,001
Accrued expenses	108,034
Total Liabilities	9,384,795
Total Net Assets	$65,083,537

NET ASSETS:
Par value ($0.001 par value; 4,303,709 shares issued and outstanding; 100,000,000 shares authorized)	$4,304
Paid-in capital in excess of par value	57,130,570
Undistributed net investment income	360,624
Accumulated net realized gain on investments and swap contracts	5,169,209
Net unrealized appreciation on investments and swap contracts	2,418,830
Total Net Assets	$65,083,537

Shares Outstanding	4,303,709
Net Asset Value	$15.12

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    5

Statement of Operations (For the six months ended August 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$2,693,840
EXPENSES:
Interest expense (Notes 3 and 4)	431,837
Investment management fee (Note 2)	343,044
Directors’ fees	37,389
Audit and tax	30,512
Shareholder reports	22,779
Legal fees	19,853
Transfer agent fees	14,676
Stock exchange listing fees	11,893
Custody fees	4,813
Loan fees	1,000
Insurance	9
Miscellaneous expenses	4,560
Total Expenses	922,365
Net Investment Income	1,771,475
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,709,362
Swap contracts	(67,022)
Net Realized Gain	2,642,340
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,414,744)
Swap contracts	261,754
Change in Net Unrealized Appreciation/Depreciation	(3,152,990)
Net Loss on Investments and Swap Contracts	(510,650)
Increase in Net Assets From Operations	$1,260,825

See Notes to Financial Statements.

6    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended August 31, 2006 (unaudited)
and the year ended February 28, 2006

	August 31	February 28
OPERATIONS:
Net investment income	$1,771,475	$3,684,178
Net realized gain	2,642,340	2,214,683
Change in net unrealized appreciation/depreciation	(3,152,990)	1,903,480
Increase in Net Assets From Operations	1,260,825	7,802,341
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,755,913)	(3,008,221)
Net realized gains	—	(253,919)
Decrease in Net Assets From Distributions to Shareholders	(1,755,913)	(3,262,140)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (974 shares issued)	—	13,596
Increase in Net Assets From Fund Share Transactions	—	13,596
Increase (Decrease) in Net Assets	(495,088)	4,553,797
NET ASSETS:
Beginning of period	65,578,625	61,024,828
End of period *	$65,083,537	$65,578,625
* Includes undistributed net investment income of:	$360,624	$345,062

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    7

Statement of Cash Flows (For the six months ended August 31, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$2,484,253
Operating expenses paid	(551,583)
Net purchases of short-term investments	(8,360,000)
Realized loss on swap contracts	(67,022)
Purchases of long-term investments	(47,788,594)
Proceeds from disposition of long-term investments	73,479,487
Interest paid	(536,612)
Net Cash Provided By Operating Activities	18,659,929
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(1,755,913)
Deposits with brokers for swap contracts	407,844
Cash paid on loan	(15,000,000)
Cash paid on reverse repurchase agreements	(2,311,950)
Net Cash Flows Used By Financing Activities	(18,660,019)
Net Decrease In Cash	(90)
Cash, Beginning of period	190
Cash, End of period	$100
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$1,260,825
Accretion of discount on investments	(210,332)
Amortization of premium on investments	120,658
Decrease in investments, at value	8,135,020
Increase in interest receivable	(1,490)
Increase in swap contracts receivable	(118,423)
Decrease in swap contracts payable	(2,078)
Decrease in receivable for securities sold	10,219,082
Increase in paydown receivable	(579,581)
Increase in prepaid expenses	(10,917)
Decrease in interest payable	(102,697)
Decrease in accrued expenses	(50,138)
Total Adjustments	17,399,104
Net Cash Flows Provided By Operating Activities	$18,659,929

See Notes to Financial Statements.

8    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2006(1)		2006	2005	2004(2)	2003		2002
Net Asset Value, Beginning of Period	$15.24		$14.18	$13.28	$11.23	$12.07		$11.84
Income (Loss) From Operations:
Net investment income	0.41		0.86	0.88	1.01	1.24	(3)	1.32 (3)
Net realized and unrealized gain (loss)	(0.12)		0.96	0.90	2.09	(0.98	)(3)	0.41 (3)
Total Income From Operations	0.29		1.82	1.78	3.10	0.26		1.73
Less Distributions From:
Net investment income	(0.41)		(0.70)	(0.73)	(1.05)	(1.09)		(1.50)
Net realized gains	—		(0.06)	(0.15)	—	—		—
Return of capital	—		—	—	—	(0.01)		—
Total Distributions	(0.41)		(0.76)	(0.88)	(1.05)	(1.10)		(1.50)
Net Asset Value, End of Period	$15.12		$15.24	$14.18	$13.28	$11.23		$12.07
Market Price, End of Period	$13.60		$13.85	$14.02	$13.69	$11.30		$11.75
Total Return, Based on Net Asset Value Per Share(4)	1.94%		13.31%	14.02%	28.37%	3.28%		16.31%
Total Return, Based on Market Price Per Share(5)	1.20%		4.77%	9.50%	31.55%	6.92%		3.94%
Net Assets, End of Period (000s)	$65,084		$65,579	$61,025	$57,143	$48,271		$51,768
Ratios to Average Net Assets:
Gross expenses	2.82	%(6)	3.05%	2.40%	2.36%	2.65%		1.81%
Gross expenses, excluding interest expense	1.50	(6)	1.57	1.67	1.70	1.69		1.54
Net expenses	2.82	(6)	3.05 (7)	2.40	2.36	2.65		1.81
Net expenses, excluding interest expense	1.50	(6)	1.57	1.67	1.70	1.69		1.54
Net investment income	5.42	(6)	5.98	6.57	7.93	11.64	(3)	11.55 (3)
Portfolio Turnover Rate	66%		89%	136%	87%	87%		142%
Supplemental Data:
Loans Outstanding, End of Period (000s)	—		$15,000	$15,000	$15,000	$15,000		$15,000
Weighted Average Loan (000s)	$14,333	(8)	$15,000	$15,000	$15,000	$15,000		$14,566
Weighted Average Interest Rate on Loans	6.27	%(8)	4.85%	2.83%	2.40%	2.97%		3.51%

(1)	For the six months ended August 31, 2006 (unaudited).
(2)	For the year ended February 29, 2004.
(3)

Certain amounts have been reclassified among net investment income and net realized gain (loss) in order to conform to current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the years ended February 28, 2003 and February 28, 2002 would have been $1.08 and $1.25, respectively. Net realized and unrealized gain (loss) would have been $(0.82) and $0.48, respectively. In addition, the ratio of net investment income to average net assets would have been 10.16% and 10.95%, respectively. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past Performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(6)	Annualized.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)	At August 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    9

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the “Fund”) was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on

10    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Interest Rate Swaps. In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with JPMorgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the Statement of Operations as an adjustment to realized gain or loss.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    11

Notes to Financial Statements (unaudited) (continued)

paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

Prior to December 1, 2005 and continuing with this new management agreement the Fund paid SBAM a management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

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Notes to Financial Statements (unaudited) (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason and are affiliates of SBAM.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,788,594
Sales	63,898,657

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,211,548
Gross unrealized depreciation	(733,166)
Net unrealized appreciation	$2,478,382

At August 31, 2006, the Fund held the following interest rate swap contracts:

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	12/29/04
Notional Amount:	$16,000,000
Payments Made by Fund:	Fixed Rate 6.130%
Payments Received by Fund:	Floating Rate (6 Month LIBOR)
Termination Date:	12/28/10
Unrealized Depreciation	$(581,957)

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	3/3/05
Notional Amount:	$17,000,000
Payments Made by Fund:	Fixed Rate 4.805%
Payments Received by Fund:	Floating Rate (6 Month LIBOR)
Termination Date:	3/3/15
Unrealized Appreciation	$522,405

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Notes to Financial Statements (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the six months ended August 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$6,369,452	4.00%	$10,260,000

Interest rates on reverse repurchase agreements ranged from 0.20% to 4.50% during the six months ended August 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $130,376.

At August 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$1,163,250	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 7/21/06 bearing 4.500% to be repurchased at $1,171,393 on 9/15/06, collateralized by: $990,000 Republic of the Philippines, 10.625% due 3/16/25; Market value (including accrued interest) $1,348,275	$1,163,250

1,078,400	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 8/23/06 bearing 1.500% to be repurchased at $1,079,883 on 9/25/06, collateralized by: $800,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $1,208,391	1,078,400

5,706,400	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/8/06 bearing 4.050% to be repurchased at $5,943,929 on 3/13/07, collateralized by: $5,600,000 United Mexican States, Medium-Term Notes, Series A, 6.200% due 1/13/09; Market value (including accrued interest) $5,704,222	5,706,400
	Total Reverse Repurchase Agreements (Proceeds — $7,948,050)	$7,948,050

4.  Loan

At August 31, 2006, the Fund had a $20,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund did not have any outstanding balance with CHARTA, LLC (the “Lender”), a commercial paper conduit issuer for which Citicorp North America, Inc., acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months

14    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ended August 31, 2006, the Fund incurred interest expense on this loan in the amount of $301,461.

5.  Distributions Subsequent to August 31, 2006

On July 25, 2006, the Fund’s Board declared distributions in the amounts of $0.4781 (composed of $0.1605 and $0.3176 of short-term and long-term capital gains per share, respectively), $0.0700 short-term capital gains and $0.0700 short-term capital gains per share, payable on September 29, 2006, October 27, 2006 and November 24, 2006 to shareholders of record on September 22, 2006, October 20, 2006 and November 17, 2006, respectively.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    15

Notes to Financial Statements (unaudited) (continued)

the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

8.  Subsequent Event

The Fund’s name changed to Western Asset Emerging Markets Floating Rate Fund Inc. on October 9, 2006.

16    Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Salomon Brothers Emerging Markets Floating Rate Fund Inc. 2006 Semi-Annual Report    17

Board Approval of Managements and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

18    Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Board Approval of Managements and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of

Salomon Brothers Emerging Markets Floating Rate Fund Inc.    19

Board Approval of Managements and Subadvisory Agreements (unaudited) (continued)

the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

20    Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. was held on June 14, 2006, for the purpose of considering and voting upon the election of Leslie H. Gelb and R. Jay Gerken as Class II Directors to serve until the 2009 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting:

1.  Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld
Leslie H. Gelb	3,603,961	73,638
R. Jay Gerken	3,620,182	57,417

At August 31, 2006, in addition to Leslie H. Gelb and R. Jay Gerken, the other Directors of the fund were as follows:

Carol L. Colman
Daniel P. Cronin
William H. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Salomon Brothers Emerging Markets Floating Rate Fund Inc.    21

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

22    Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although

Salomon Brothers Emerging Markets Floating Rate Fund Inc.    23

Dividend Reinvestment Plan (unaudited) (continued)

Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share distributions or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distributions paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distributions. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each

24    Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.    25

Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William H. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS
EMERGING MARKETS
FLOATING RATE FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISER

Western Asset Management
Company

CUSTODIAN

State Street Bank & Trust
Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING
AND TRANSFER AGENT

American Stock Transfer &
Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL

EFL

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &

Trust Company

59 Maiden Lane

New York, New York 10038

Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

SAM0916 8/06	SR 06-161

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies.  In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.  CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.  In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally.  As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.  A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel.  CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies.  CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.  Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies.  If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT                                      Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT                                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:	November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:	November 8, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:	November 8, 2006